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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ____________________


                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 27, 1994


                              USLIFE CORPORATION
       _________________________________________________________________
            (Exact name of registrant as specified in its charter)


                                   NEW YORK
       _________________________________________________________________
                (State or other jurisdiction of incorporation)


          1-5683                                  13-2578598
_________________________          _____________________________________
  Commission File Number              (IRS Employer Identification No.)


125 Maiden Lane, New York, NY                               10038
________________________________________________________________________
(Address of principal executive offices)                 (Zip Code)


                                 212-709-6000
              __________________________________________________
              Registrant's telephone number, including area code


                                     NONE
        ______________________________________________________________
        (Former name or former address, if changed since last report.)
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ITEM 5.    Other Events.

            Information concerning the Warrants to purchase shares of Common Stock (the "Rights"), par value $1.00 per share, of USLIFE Corporation (the "Company") is contained in the Company's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the "Commission") on June 26, 1986 (the "Form 8-A"), as amended by the Company's Amendment No. 1 to the Registration Statement on Form 8-A, filed with the Commission on Form 8 on January 25, 1989 (the "Form 8"), as amended by Amendment No. 2 to the Company's Registration Statement on Form 8-A, filed with the Commission on Form 8-A/A on October 7, 1994 (the "Form 8-A/A"). The Form 8-A/A, the Form 8 and the Form 8-A are incorporated herein by these references. All capitalized terms not otherwise defined herein have the meanings assigned in the Form 8-A/A, Form 8 and the Form 8-A.

     A. On September 27, 1994, the Board of Directors of the Company approved an Amended and Restated Rights Agreement (the "Second Amended and Restated Rights Plan") between the Company and Chemical Bank, the successor by merger to Manufacturers Hanover Trust Company, as Rights Agent. The Second Amended and Restated Rights Plan was executed by the Company and Chemical Bank as of September 27, 1994. The Second Amended and Restated Rights Plan amends and restates the Amended and Restated Rights Agreement dated as of January 24, 1989 (the "First Amended and Restated Rights Plan"), which amended and restated the original Rights Agreement dated as of June 24, 1986. The Second Amended and Restated Rights Plan amends the First Amended and Restated Rights Plan as follows (references to Sections herein refer to the Second Amended and Restated Rights Plan):

     (i) Section 1.1(h) is amended to provide that: "'Expiration Date' shall mean the earlier of (i) July 10, 2006 or, if the Separation Date occurs subsequent to July 10, 2003 but prior to July 10, 2006, the third anniversary of the Separation Date and (ii) the Redemption Date."

     (ii)   The first sentence of Section 2.4(a) is amended to provide that:
            "Subject to Section 5.2 and to adjustment as set forth below, each Right will entitle the holder thereof to purchase, for $160, one half of a share of Common Stock."

     (iii) The first sentence of Section 1.1(t), beginning at clause (ii), is amended to provide that "the date of the commencement of, or first public announcement of the intent of any Person (other than the Company, any wholly-owned subsidiary of the Company, or any employee stock ownership or other employee benefit plan of the Company or any wholly-owned subsidiary of the Company in effect on the date hereof or hereafter approved by the Disinterested Directors) to commence, a tender or exchange offer to acquire (when added to any shares as to which such Person is the Beneficial Owner

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            immediately prior to such tender or exchange offer) Beneficial
            Ownership of 20% or more of the outstanding shares of Common Stock, provided that if the foregoing results in the Separation Date being prior to the Record Date, the Separation Date shall be the Record Date."

     (iv) That Section 1.1(s) of the Rights Plan is deleted and the letter designations for each of the subsequent provisions of Section 1.1 are amended accordingly.

     (v) The first sentence of Section 5.1 is amended to provide that: "The Board of Directors of the Company may, at any time prior to the close of business on the tenth day after the Stock Acquisition Date, elect to redeem all (but not less than all) outstanding Rights, at a price per Right in cash equal to the Redemption Price; provided, however, that after the Stock Acquisition Date no such election may be made unless approved by the Disinterested Directors, and further provided that, notwithstanding the foregoing, the Board of Directors may, at any time within two years after the Stock Acquisition Date, elect to redeem all (but not less than all) outstanding Rights, at a price per Right in cash equal to the Redemption Price, in connection with (and contingent upon successful completion of) a merger or consolidation of the Company with, or a sale or transfer of all or substantially all of the assets of the Company to, a Person which is neither an Acquiring Person nor an Affiliate or Associate of an Acquiring Person, if such merger, consolidation, sale or transfer shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock not Beneficially Owned by an Acquiring Person."

     (vi) Section 1.1(f) is replaced with: "'Disinterested Director' shall mean any member of the Board of Directors who (i) is not, or as a result of the transaction to be voted upon by the Board of Directors would not become, the Beneficial Owner of 20% or more of the outstanding shares of Common Stock or an officer, director or employee of such Beneficial Owner, (ii) is not, or at any time within the two year period immediately prior to the date of determination of the status of such director, not an Affiliate or Associate of any Person who is, or as a result of the transaction to be voted upon by the Board of Directors would become, the Beneficial Owner of 20% or more of the then outstanding shares of Common Stock or an officer, director or employee of such Beneficial Owner, (iii) is not a partner, officer, director or nominee of an organization that has a customary commercial, industrial, banking or underwriting relationship with, and does not act on a regular basis as an individual or representative of an organization serving as a professional advisor, legal counsel or consultant to, any Person who is, or as a result of the transaction to be voted upon by the Board of Directors would become, the Beneficial Owner of 20% or more of the outstanding shares of Common Stock or (iv) was not

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            nominated to serve as a member of the Board of Directors by any
            Person who is, or would become as a result of the transaction to be voted upon by the Board of Directors, the Beneficial Owner of 20% or more of the outstanding shares of Common Stock, it being understood that no current director of the Company shall be deemed not to be a Disinterested Director solely by reason of this clause
            (iv)."

     (vii) The term "Continuing Directors" is replaced wherever it appears by the term "Disinterested Directors" as defined in the amendment above, in Sections 1.1(i), 1.1(j), 1.1(t), 5.1 and 5.5 of the Rights Plan.

     (viii) Clause (ii) of the first sentence of Section 5.5(a) is amended to provide that "from time to time prior to the close of business on the Flip-in Date, supplement or amend in any respect Sections 1.1, 2.4(a), 2.7(e), 2.11(e), 3.2, 5.1, provided that such amendment to
            Section 5.1 shall not violate clause (i) above, 5.5 or 5.17 or this clause (ii) of this sentence without the approval of any holders of Rights."

     B. On September 27, 1994, the Board of Directors of the Company adopted the following amendments to the By-Laws of the Company, as previously amended May 17, 1994 (the "By-Laws"):

     (i) Article I, Section 1 of the By-Laws is amended to read: "A meeting of the shareholders shall be held annually for the election of directors and the transaction of other business, on the third Tuesday in May or on such other date as may be fixed from time to time by the Board of Directors."

     (ii) Article II, Section 8 of the By-Laws is amended to read: "Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason except the removal of directors by shareholders shall be filled by a vote of a majority of the directors then in office, although less than a quorum exists."

            The full text of the Second Amended and Restated Rights Plan and the By-Laws, as amended by the Company on September 27, 1994, are filed as
Exhibit 3 and Exhibit 6 respectively hereto. The foregoing summaries are qualified in their entirety by reference to such Exhibits.


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ITEM 7.   Financial Statements and Exhibits

(c)    Exhibits

3(ii)  (a)  By-Laws of USLIFE Corporation, as amended and restated on December
            31, 1992 (previously filed as an exhibit to the Form 10-K dated December 31, 1992).

       (b) By-Laws of USLIFE Corporation, as amended and restated on May 17, 1994 and on September 27, 1994.*

4      (a)  Rights Agreement, dated as of June 24, 1986, between USLIFE
            Corporation and Manufacturers Hanover Trust Company, as Rights
            Agent (previously filed as an exhibit to the Form 8-A dated June
            24, 1986).

       (b) Amended and Restated Rights Agreement, dated as of January 24, 1989, between USLIFE Corporation and Manufacturers Hanover Trust Company, as Rights Agent (previously filed as an exhibit to the Form 8 dated January 25, 1989).

       (c) Amended and Restated Rights Agreement, dated as of September 27, 1994, between USLIFE Corporation and Chemical Bank, the successor by merger to Manufacturers Hanover Trust Company, as Rights Agent.*


__________________________

     *  Filed herewith.
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  October 12, 1994

                                   USLIFE CORPORATION



                                   By: /s/ Richard G. Hohn
                                      ________________________________________
                                     Name:  Richard G. Hohn
                                     Title: Senior Vice President - Corporate
                                     Secretary & Counsel